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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 4, 1999


                              LSI LOGIC CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                           0-11674                              94-2712976
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(STATE OR OTHER JURISDICTION OF       (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)
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                             1551 MCCARTHY BOULEVARD
                           MILPITAS, CALIFORNIA 95035
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          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (408) 433-8000

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.   OTHER EVENTS.

     The Registrant, LSI Logic Japan Semiconductor, Inc., a wholly-owned subsidiary of Registrant ("LLJS"), ABN AMRO Bank N.V., as agent for the syndicate of lenders ("ABN AMRO"), and a syndicate of lenders executed and delivered Amendment No. 1 to Credit Agreement, dated as of March 4, 1999.

     The information that is set forth in the Registrant's Press Release dated
March 16, 1999 is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          10.46 Amendment No. 1 to Credit Agreement, dated as of March 4, 1999, by and among Registrant, LLJS, ABN AMRO and Lenders (as defined therein).

          99.1   Text of Press Release dated March 16, 1999.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LSI LOGIC CORPORATION
                                       a Delaware corporation


Dated: March 19, 1999                  By: /s/ David E. Sanders
                                           ----------------------------------
                                           David E. Sanders
                                           Vice President, General Counsel &
                                           Secretary


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                                  EXHIBIT INDEX

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
Exhibit Number          Description
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

     10.46          Amendment No. 1 to Credit Agreement, dated as of
                    March 4, 1999, by and among Registrant, LLJS, ABN
                    AMRO and Lenders (as defined therein).

     99.1           Text of Press Release dated March 16, 1999.
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